UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 1, 2021

GRAPHIC PACKAGING HOLDING COMPANY
GRAPHIC PACKAGING INTERNATIONAL, LLC
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33988 033-80475	26-0405422 84-0772929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1500 Riveredge Parkway, Suite 100
Atlanta, Georgia 30328
(Address of principal executive offices, including zip code)
(770)
240-7200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the
Form 8-K filing
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered or to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GPK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or
Rule 12b-2 of
the Securities Exchange Act of
1934 (§240.12b-2 of
this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
On March 1, 2021, Graphic Packaging International, LLC (the “Company”), a direct wholly-owned subsidiary of Graphic Packaging International Partners, LLC and the primary operating subsidiary of Graphic Packaging Holding Company, announced that it has entered into an agreement to sell $400.0 million aggregate principal amount of its senior secured notes due 2024 (the “2024 Notes”) and $400.0 million aggregate principal amount of its senior secured notes due 2026 (the “2026 Notes” and, together with the 2024 Notes, the “Senior Notes”) in a private offering in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended. The 2024 Notes will bear interest at an annual rate of 0.821% and the 2026 Notes will bear interest at an annual rate of 1.512%. The Senior Notes will be issued at par. The Company expects to close the offering on or about March 8, 2021, subject to the satisfaction of customary closing conditions. The Company expects to use the proceeds from the offering of the Senior Notes solely (i) to repay in full all outstanding secured term loans under its Amended and Restated Term Loan Credit Agreement dated as of January 1, 2018 and effective as of January 8, 2018 with a syndicate of lenders and Bank of America, N.A., as Administrative Agent, (ii) to repay a portion of the outstanding secured term loans under the Company’s Third Amended and Restated Credit Agreement dated as of January 1, 2018 with a syndicate of lenders and Bank of America, N.A., as Administrative Agent, and (iii) to pay fees and expenses incurred in connection with the offering. A copy of the press release announcing this matter is attached as Exhibit 99.1 to this Current Report on Form
8-K
and is incorporated herein.
Item 9.01 Financial Statements and Exhibits
(d)
Exhibits

(99.1)	Press Release of the Company dated March 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GRAPHIC PACKAGING HOLDING COMPANY
GRAPHIC PACKAGING INTERNATIONAL, LLC
(Registrant)

By:	/s/ Lauren S. Tashma
Lauren S. Tashma Executive Vice President, General Counsel and Secretary
Dated: March 1, 2021